UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street,
Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 27, 2013, CommonWealth REIT, or we or us, amended the agreement governing our unsecured revolving credit facility, or the revolving credit facility agreement, with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of other lenders and the agreement governing our unsecured term loan, or the term loan agreement, with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of other lenders.  These amendments (i) revise the definition of “LIBOR” to reference the Reuters Screen LIBOR01 page, (ii) modify our covenant not to amend, modify or default in performance of our business management and property management agreements to align with the applicable preexisting standards applying to our other material contracts, and (iii) revise the definition of change of control to increase the percentage referenced from 10% to 25% of our total outstanding common shares.

As previously reported, on August 2, 2013, our Board of Trustees granted to a large investment management firm that manages mutual funds, a limited waiver of certain ownership limitations set forth in our declaration of trust and bylaws and Renewed Rights Agreement by and between the us and Equiserve Trust Company, N.A., dated as of March 10, 2004, as amended.  As a result of the amendments described above, such firm is permitted to acquire beneficial ownership of up to (but less than) 20% of our outstanding common shares pursuant to and in accordance with the terms of such limited waiver.

The foregoing description of the revolving credit facility agreement, as amended, is not complete and is subject to and qualified in its entirety by reference to the revolving credit facility agreement, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on August 9, 2010, and to the amendments thereto, copies of which are attached as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on October 21, 2011, as Exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on July 18, 2012, and as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

The foregoing description of the term loan agreement, as amended, is not complete and is subject to and qualified in its entirety by reference to the term loan agreement, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on December 17, 2010, and to amendments thereto, copies of which are attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on October 28, 2011, as Exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on July 18, 2012, and as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  ON JUNE 21, 2013, CORVEX MANAGEMENT LP, OR CORVEX, DELIVERED A LETTER TO US ASSERTING THAT OUR BOARD OF TRUSTEES HAS BEEN REMOVED AND NO LONGER HAS AUTHORITY TO ACT FOR US BY REASON OF A PURPORTED SHAREHOLDERS’ CONSENT SOLICITATION.  WE BELIEVE THIS PURPORTED SHAREHOLDERS’ CONSENT HAS NO LEGAL EFFECT.  THE LEGAL EFFECTIVENESS OF THE ACTIVITIES OF CORVEX, RELATED FUND MANAGEMENT, LLC AND CERTAIN OF THEIR AFFILIATES, OR TOGETHER WITH CORVEX, CORVEX/RELATED, TO REMOVE OUR ENTIRE BOARD OF TRUSTEES IS CURRENTLY THE SUBJECT OF LEGAL PROCEEDINGS BEFORE AN ARBITRATION PANEL UNDER THE AUSPICES OF THE AMERICAN ARBITRATION ASSOCIATION.  THE RESULTS OF LITIGATION AND

ARBITRATION ARE DIFFICULT TO PREDICT AND WE ARE UNABLE TO PROVIDE ANY ASSURANCES REGARDING SUCH RESULTS.

•                  THE REMOVAL OF OUR ENTIRE BOARD OF TRUSTEES, AS PROPOSED BY CORVEX/RELATED, COULD CAUSE DEFAULTS UNDER THE REVOLVING CREDIT FACILITY AND TERM LOAN AGREEMENTS PERMITTING OUR LENDERS TO ACCELERATE REPAYMENTS, AS WELL AS SEVERAL OTHER ADVERSE CONSEQUENCES TO OUR CONTINUED OPERATIONS.

•                  IN THE EVENT THAT THE ARBITRATION PANEL WERE TO RULE THAT OUR BOARD OF TRUSTEES HAS BEEN REMOVED BY THE CORVEX/RELATED CONSENT SOLICITATION, THE APPROVAL OF THE AMENDMENTS AND LIMITED WAIVER DESCRIBED HEREIN MAY BE CHALLENGED.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

10.1                        Fourth Amendment to Credit Agreement, dated as of August 27, 2013, among CommonWealth REIT, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions party thereto.

10.2                        Third Amendment to Term Loan Agreement, dated as of August 27, 2013, among CommonWealth REIT, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer

Date: August 29, 2013